Ivy Funds

Supplement dated May 21, 2018 to the

Ivy Funds Prospectus

dated January 31, 2018

as supplemented February 6, 2018, February 26, 2018, April 12, 2018, April 13, 2018, April 30, 2018, May 2, 2018 and May 11, 2018

Effective immediately, the following replaces the “Portfolio Managers” section for Ivy Pictet Targeted Return Bond Fund on page 46:

Pictet AM’s Investment Team is primarily responsible for the day-to-day management of the Fund. Pictet AM’s Investment Team consists of Andres Sanchez Balcazar of Pictet AM CH, Lead Portfolio Manager and Head of Global & Regional Bonds Team; Thomas Hansen of Pictet UK, Investment Manager, Global & Regional Bonds Team; David Bopp of Pictet AM CH, Investment Manager, Global & Regional Bonds Team; and Sarah Hargreaves of Pictet UK, Investment Manager, Global & Regional Bonds Team. Each portfolio manager has managed the Fund since its inception in January 2016. Effective May 31, 2018, Ms. Hargreaves will no longer serve as a co-portfolio manager of the Fund.

The following is inserted immediately following the fourth bullet point of the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 66:

∎	Christopher J. Parker, Vice President of IICO[4]

The following is inserted as a new footnote immediately following the third footnote of the “Portfolio Managers” section for Ivy Apollo Multi-Asset Income Fund on page 66:

[4]	Mr. Parker assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective April 2018.

The following replaces the first sentence of the first paragraph of “The Management of the Funds – Portfolio Management – Ivy Apollo Multi-Asset Income Fund” section on page 104:

Ivy Apollo Multi-Asset Income Fund: Philip J. Sanders, Mark G. Beischel, Chad A. Gunther, Robert E. Nightingale, Christopher J. Parker, James Zelter, Joseph Moroney, George J. Noon, Stanley J. Kraska, Matthew Sgrizzi and Lisa L. Kaufman are primarily responsible collectively for the day-to-day portfolio management of Ivy Apollo Multi-Asset Income Fund.

The following is inserted as a new paragraph following the second paragraph of the “The Management of the Funds – Portfolio Management – Ivy Apollo Multi-Asset Income Fund” section on page 105:

Mr. Parker has held his Fund responsibilities since April 2018. He is Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined Waddell & Reed in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by IICO and WRIMCO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management/Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

Effective immediately, the following is inserted at the end of the first paragraph of “The Management of the Funds – Portfolio Management – Ivy Pictet Targeted Return Bond Fund” section on page 106:

Effective May 31, 2018, Ms. Hargreaves will no longer serve as a co-portfolio manager of the Fund.

Supplement	Prospectus	1